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                                                                Exhibit 10.6




                    BOGEN COMMUNICATIONS INTERNATIONAL, INC.

                           NON-QUALIFIED STOCK OPTION

            THIS STOCK OPTION (the "Option") is granted as of November 26, 1997 (the "Date of the Grant"), by BOGEN COMMUNICATIONS INTERNATIONAL, INC. a Delaware corporation (the "Company"), to MR. MICHAEL FLEISCHER (the "Optionee").

                              W I T N E S S E T H:

            WHEREAS, the Board of Directors has determined that it would be in the best interests of the Company to grant to the Optionee the non-qualified stock options documented herein in order to induce him to enter the employ of the Company.

            NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

            1. Grant. Subject to the terms and conditions hereinafter set forth, the Company, with the approval of the Board, hereby grants to the Optionee, as of the Date of the Grant, an Option to purchase all or any part of an aggregate of 162,942 shares of the Company's Common Stock, par value $.001 (the "Option Shares"), at the purchase price of $5.00 per share (the "Option Price"). This Option is not intended to be an "incentive stock option" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code").

            2. Term.

                  (a) General Rule. The Option granted hereunder shall expire in all events, on the tenth anniversary of the date hereof, unless sooner terminated under subsection 2(b) below.

                  (b) Termination of Employment. If the full time employment by, or other full time service of the Optionee to, the Company and its Affiliates (as defined below) should terminate for any reason other than death, then the Option shall terminate one hundred and twenty (120) days from the date such employment or service terminates. In the event of the death of the Optionee, the Option shall terminate one year from the date of death of the Optionee and may be exercised by the estate or representative of the Optionee. During such one hundred and twenty (120) day or one-year period, as applicable, the Option shall be exercisable only to the extent that it was exercisable on the date of termination of employment or service or date of death of the Optionee, as applicable, as set forth in Section 3 hereof.

            3. Vesting of Option. On each March 1, June 1, September 1, and December 1, commencing on June 1, 1999 and ending on September 1, 2000, the Option shall
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vest and be exercisable with respect to 23,000 of the Option Shares, and the
Option with respect to the remainder of the Option Shares shall vest and be excerisable on December 1, 2000; provided, however, that in the event of a Change of Control the unvested portion of the Option shall immediately vest; provided further, that in the event that the Optionee is terminated by the Company pursuant to Section 4.4 of the Employment Agreement, dated November __, 1997, ("Employment Agreement") between the Company and the Optionee (or any successor agreement thereto), the remaining unvested portion of the Option, but in no event with respect to more than 47,990 Option Shares, shall vest on the date of termination. If the Employment Agreement shall be terminated for any other reason, the Option, other than with respect to that portion of the Option which has vested as of or prior to the date of termination, shall be cancelled.

            For purposes of this Section 3, the term "Change of Control" shall mean (i) any "person" (as such term is defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than any person who acquired shares of the Company's Series A Preferred Stock on the date hereof or any affiliate thereof) becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities
(ii) any transaction as a result of which the stockholders of the Company immediately before such transaction or any affiliates of such stockholders cease to own at least fifty percent (50%) of the voting stock of (x) the Company or
(y) any entity that results from the participation of the Company in a reorganization, liquidation or any other form of corporate transaction; (iii) a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; or (iv) a sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company.

            4. Manner of Exercise.

                  (a) The Optionee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by providing to the Company written notice of the exercise in the form attached hereto as Exhibit A, delivered or mailed to the Secretary or Assistant Secretary of the Company at its principal office. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five (5) days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

            (b) Full payment by the Optionee of the Option Price for the Option Shares purchased shall be made on or before the exercise date specified in the notice; provided, however, that the minimum number of Option Shares with respect to which the Option may be exercised at any one time shall be 500, unless the number of Option Shares with respect to which the Option is being exercised is the total number of Option Shares subject to exercise under the Option at the time. If the Option is being exercised with respect to less than all the Option Shares then appropriate notations shall be made on Schedule 1 hereto by the Company's Secretary or Assistant Secretary and returned to the Optionee. The Option Price of the Option


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Shares as to which the Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in shares of Stock previously owned by the Optionee at the time of exercise and having a total Fair Market Value (as such term is defined below) as of the close of the business day immediately preceding the date of delivery of the notice of election to exercise the Option equal to the Option Price, or in a combination of cash and such shares. Any shares of Stock being delivered must be accompanied by a duly executed assignment to the Company, in blank, or with stock powers attached, together with a written representation that such shares of Stock are owned by the Optionee free and clear of all liens, claims and encumbrances and such other representations as the Company shall reasonably determine. Only whole shares of Stock with a Fair Market Value up to, but not exceeding, the Option Price of the Option Shares to which the Option is being exercised will be accepted hereunder. Delivery of shares of Stock may be made at the offices of the Company or at the offices of the transfer agent appointed for the transfer of shares of Stock of the Company. It shall be a condition to the Company's obligation to deliver Option Shares upon exercise of any portion of the Option that the Optionee pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to withhold or collect with respect to such exercise or otherwise with respect to the Option. For purposes of this Paragraph 4, "Fair Market Value" of a share of Stock shall mean the closing market price as reported on the American Stock Exchange or other recognized market source on the applicable date of reference hereunder, or if there is no sale on such date, then the closing market price as reported on the American Stock Exchange or other recognized market source on the last previous day on which a sale is reported.

            On the exercise date specified in the Optionee's notice or as soon thereafter as is practicable, the Company shall cause to be delivered to the Optionee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as the Company may elect) upon full payment for such Option Shares.

            (c) If, on or before the date of exercise specified in the Option Notice, the Optionee fails to pay for any Option Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Option Shares may be terminated by the Company. The date specified in the Optionee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

            5. Adjustment of and Changes in Stock of the Company.

            If the Company shall, at any time prior to the expiration of the Option and prior to the exercise thereof: (a) declare or pay to the holders of Stock a dividend payable in any kind of shares of stock of the Company; or (b) change or divide or otherwise reclassify its Stock into the same or different number of shares with or without par value, or into shares of any class or classes; or (c) consolidate or merge with, or transfer all or substantially all of its property to, any other corporation; or (d) make any distribution of its assets to holders of its Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the


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subsequent exercise of the Option, the Optionee shall receive for the exercise price, in addition to or in substitution for the Option Shares which he would otherwise then be entitled upon such exercise, such additional shares of Stock or scrip of the Company, or such reclassified shares of Stock of the Company, or such shares of the securities or assets of the company resulting from such consolidation or merger or transfer of such assets of the Company, which he would have been entitled to receive had he exercised the Option prior to the happening of any of the foregoing events.

            6. Covenants. Neither the Option nor the Option Shares for which the Option may be exercised have been registered under the Securities Act of 1933 or the securities law of any state of the United States. The Option has been, and any Option Shares acquired upon exercise of the Option will be, acquired for investment and not with a view to distribution or resale, and may not be sold, pledged, hypothecated, alienated or otherwise assigned or transferred without an effective registration statement for the Option or Option Shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that registration is not required under such Act. All certificates for Option Shares shall be subject to such stop orders and other restrictions or conditions as the Board of Directors or a designated committee thereof may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or NASDAQ System upon which the Common Stock is then listed and any applicable federal or state securities laws with the advice of Company Counsel. Any Option Shares issued upon the exercise of the Option prior to any registration thereof shall bear a legend substantially in the following form:

            "The shares represented by this Certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, pledged, hypothecated, alienated or otherwise assigned or transferred without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the Corporation that registration is not required under such Act."

            7. No Rights as Stockholder.

            Neither the Optionee nor any personal representative shall have any rights as a stockholder with respect to any Option Shares covered by the Option until he shall have become the holder of record of such Option Shares, and no adjustment shall be made for dividends of any kind or other rights for which the record date is prior to the date upon which the Optionee shall become a holder of record, except as provided in paragraph 5 hereof.

            8. Non-Transferability of Option.

            During the Optionee's lifetime, the Option hereunder shall be exercisable only by the Optionee or a guardian or legal representative of the Optionee, and the Option shall not be


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transferable except, in case of the death of the Optionee and subject to the provisions of paragraph 2, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process; provided, however, that at the discretion of the Board this Option may be transferred to members of the Optionee's immediate family or trusts or family partnerships for the benefit of such persons, subject to the terms and conditions established by the Board. In the event of (a) any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

            9. Employment not Affected.

            Neither the granting of the Option nor its exercise shall be construed as granting to the Optionee any right with respect to continued employment by the Company. Except as may otherwise be limited by a written agreement between the Company and the Optionee, the right of the Company to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharges, retirement or otherwise) is specifically reserved by the Company and acknowledged by the Optionee.

            10. Notice.

            Any notice to the Company provided for in this instrument shall be addressed to it in care of its Secretary or Assistant Secretary at its office at 50 Spring Street, Ramsey, New Jersey 07446, and any notice to the Optionee shall be addressed to the Optionee at the current address shown on the payroll records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

      11. Administration.

            All questions of interpretation with respect to this Option shall be determined by the Company's Board of Directors ("Board"). The Board's determination shall be legal, binding and conclusive.

      12. Amendment of Option.

            This Option may not be amended without the consent of the Optionee except to comply with applicable federal or state securities laws, rules and regulations.

      13. GOVERNING LAW.

            THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS INSTRUMENT SHALL EXCLUSIVELY BE GOVERNED BY AND DETERMINED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.


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      14. TAX TREATMENT.

            This Option is not intended to qualify as an "incentive stock option" under Section 422A of the Internal Revenue Code of 1986, as amended.

            IN WITNESS WHEREOF, the Company has granted this Option on the day and year first above written.


Attest:                                   BOGEN COMMUNICATIONS
                                          INTERNATIONAL, INC.



                                                By: /s/ Yoav M. Cohen
---------------------------------------            -----------------------------
                                                   Yoav M. Cohen
                                                   Chief Financial Officer

(Corporate Seal)




Witness:                                  ACCEPTED BY:


                                                   /s/ Michael Fleischer
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                                                   Michael Fleischer


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                                                                      SCHEDULE 1


                        NOTATIONS AS TO PARTIAL EXERCISE



 Date of       Number of       Balance of         Company        Notation Date
Exercise        Shares           Shares         Secretary or     -------------
--------       Purchased        on Option      Asst. Secretary
               ---------        ---------         Signature
                                                  ---------


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                                                                      SCHEDULE A


                           STOCK OPTION EXERCISE FORM



                                    ------------------------------
                                    (Date)


Bogen Communications International, Inc.
50 Spring Street
Ramsey, New Jersey 07446

Attention:  Secretary/Assistant Secretary


Dear Sirs:

      The undersigned elects to exercise the Option to purchase ___________ shares, $.001 par value, of the Common Stock ("Common Stock") of Bogen Communications International, Inc. ("Bogen") under and pursuant to the Stock Option Agreement between Bogen and the undersigned dated as of November 26, 1997.

      Delivered herewith in payment of the option price is:

      1. a check in the amount of $__________ and/or

      2. certificates for ________ shares of Common Stock of Bogen valued at $_______________ with appropriate stock powers attached thereto, which shares are owned by the undersigned free and clear of all liens, claims and encumbrances.

      If the shares of Common Stock to be delivered to the undersigned upon this exercise of the Option granted under the Agreement, are not subject to a current registration statement filed under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby represents and agrees that all of the shares of Common Stock being purchased hereunder are being acquired for investment and not with the view to the sale or distribution thereof, and that the undersigned understands that such shares of Common Stock are not currently registered under the Act and may not be sold, pledged, hypothecated, alienated or otherwise assigned or transferred in the absence of registration under the Act or an opinion of counsel for Bogen to the effect that such registration is not required under the Act.


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    Please deliver the certificates for the shares being issued hereunder to:

                ------------------------------------------------
                ------------------------------------------------
                ------------------------------------------------

                                    Very truly yours,


                                    ------------------------
                                    Optionee


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